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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 7, 2001



                           CALIPER TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-28229                                         33-0675808
(Commission File Number)                    (I.R.S. Employer Identification No.)



                               605 FAIRCHILD DRIVE
                          MOUNTAIN VIEW, CA 94043-2234
              (Address of principal executive offices and zip code)



                                 (650) 623-0700
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     On January 7, 2001, Caliper announced that it had reached a comprehensive settlement agreement with ACLARA BioSciences on all pending litigation between the two companies. The press release announcing the settlement of the litigation is filed as Exhibit 99.1 and incorporated by reference herein.

Item 7. Exhibits.

Exhibit 99.1. Press Release Dated January 7, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CALIPER TECHNOLOGIES CORP.




DATE: January 9, 2001                   By: /s/ James L. Knighton
                                           -------------------------------------
                                           James L. Knighton
                                           Vice President, Finance and
                                           Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit 99.1. Press Release Dated January 7, 2001.